Exhibit 99.1

EARNINGS RELEASE

CONTACT

Rob Anderson

Chief Financial Officer and Chief Administrative Officer

(615) 732-6470

CAPSTAR FINANCIAL HOLDINGS, INC. ANNOUNCES FOURTH QUARTER 2016 RESULTS

NASHVILLE, TN, January 30, 2017/GlobeNewswire/ -- CapStar Financial Holdings, Inc. (“CapStar”) (NASDAQ:CSTR) reported net income of $2.9 million, or $0.23 per share on a fully diluted basis, for the three months ended December 31, 2016, compared to $2.1 million, or $0.20 per share, for the three months ended December 31, 2015.  For the year ended December 31, 2016, CapStar reported net income of $9.1 million, or $0.81 per share on a fully diluted basis, compared to $7.6 million, or $0.73 per share, for the year ended December 31, 2015.

“CapStar experienced an exciting year in 2016 with the completion of our initial public offering in September,” said Claire W. Tucker, president and chief executive officer of CapStar “Our team of experienced bankers did an excellent job delivering sound, profitable growth as evidenced by 19% growth in loans and leases and 38% growth in demand and NOW deposits. In addition, 2016 was a record year for net income, excluding the reversal of our valuation allowance of our deferred tax asset in 2012.”

Profitability

•	Return on average assets ("ROAA") for the three months ended December 31, 2016 was 0.88% compared to 0.73% for the same period in 2015. ROAA for 2016 was 0.72% compared to 0.66% in 2015.

•	Return on average equity ("ROAE") for the three months ended December 31, 2016 was 8.35% compared to 7.61% for the same period in 2015. ROAE for 2016 was 7.57% compared to 7.08% in 2015.

•	The net interest margin (“NIM”) for the three months ended December 31, 2016 was 3.17% compared to 3.22% for the same period in 2015. NIM for 2016 was 3.17% compared to 3.19% in 2015.

•	The efficiency ratio for the three months ended December 31, 2016 was 65.8% compared to 68.1% for the same period in 2015. The efficiency ratio for 2016 was 66.9% compared to 71.0% in 2015.

Growth

•	Average gross loans and leases for the quarter increased 18.7%, to $939 million for the three months ended December 31, 2016 compared to $791 million for the same period in 2015.

•	Average total deposits for the quarter increased 17.0%, to $1.1 billion for the three months ended December 31, 2016 compared to $973 million for the same period in 2015.

•	Average Demand and NOW deposits for the quarter increased 38.1%, to $482 million for the three months ended December 31, 2016 compared to $349 million for the same period in 2015.

•	Mortgage loan originations increased 36.2%, to $128 million for the three months ended December 31, 2016 compared to $94 million for the same period in 2015.

“By many measures, 2016 was a successful year. Our team produced 13% revenue growth, contained expense growth to 7%, maintained sound credit quality, and delivered 20% net income growth.  We believe our shareholders will be similarly pleased with these results,” said Rob Anderson, chief financial officer and chief administrative officer of CapStar.

Soundness

•	The allowance for loan and lease losses represented 1.24% of total loans at December 31, 2016 compared to 1.25% at December 31, 2015.

•	Non-performing assets as a percent of total loans and other real estate owned was 0.39% at December 31, 2016 compared to 0.36% at December 31, 2015.

•

Net recoveries totaled 0.02% for the three months ended December 31, 2016 compared to 0.04% for the same period in 2015.  Net charge-offs for the year ended December 31, 2016 totaled 0.15% compared to 0.36% for the same period in 2015.

•	The total risk based capital ratio increased to 12.6% at December 31, 2016 compared to 11.42% at December 31, 2015.

Conference Call and Webcast Information

CapStar will host a conference call and webcast at 5:00 p.m. Central Time on Monday, January 30, 2017. During the call, management will review the fourth quarter results and operational highlights. Interested parties may listen to the call by dialing (844) 412-1002. The conference ID number is 50977213. A simultaneous webcast may be accessed on CapStar’s website at www.capstarbank.com. An archived version of the webcast will be available in the same location shortly after the live call has ended.

About CapStar Financial Holdings, Inc.

CapStar Financial Holdings, Inc. is a bank holding company headquartered in Nashville, Tennessee, and operates primarily through its wholly owned subsidiary, CapStar Bank, a Tennessee-chartered state bank.  CapStar Bank is a commercial bank that seeks to establish and maintain comprehensive relationships with its clients by delivering customized and creative banking solutions and superior client service.  As of December 31, 2016, on a consolidated basis, CapStar had total assets of $1.3 billion, net loans of $923.6 million, total deposits of $1.1 billion, and shareholders’ equity of $139.2 million.  Visit www.capstarbank.com for more information.

Forward-Looking Statements

Certain statements in this earnings release are forward-looking statements that reflect CapStar’s current views with respect to, among other things, future events and CapStar’s financial and operational performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “project,” “projection,” “forecast,” “goal,” “target,” “would,” and “outlook,” or the negative version of those words or other comparable words of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about CapStar’s industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond CapStar’s control. The inclusion of these forward-looking statements should not be regarded as a representation by CapStar or any other person that such expectations, estimates and projections will be achieved. Accordingly, CapStar cautions you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although CapStar believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. There are or will be important factors that could cause CapStar’s actual results to differ materially from those indicated in these forward-looking statements, including, but not limited to, the risk factors previously disclosed in the “Risk Factors” section included in our prospectus filed with the SEC on September 23, 2016 pursuant to Rule 424(b)(4) under the Securities Act.   If one or more events related to these or other risks or uncertainties materialize, or if CapStar’s underlying assumptions prove to be incorrect, actual results may differ materially from our forward-looking statements. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date of this earnings release, and CapStar does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law. New risks and uncertainties may emerge from time to time, and it is not possible for CapStar to predict their occurrence or how they will affect CapStar.

CAPSTAR FINANCIAL HOLDINGS, INC. AND SUBSIDIARY

Consolidated Statements of Income (unaudited)

Fourth Quarter 2016 Earnings Release

	Three Months Ended		Year Ended
	December 31,		December 31,
	2016	2015	2016	2015
Interest income:
Loans, including fees	$10,680,975	$9,009,779	$40,212,379	$34,844,200
Securities:
Taxable	851,621	874,971	3,447,684	4,152,507
Tax-exempt	316,800	277,980	1,158,061	1,080,008
Federal funds sold	7,052	5,342	19,159	18,480
Restricted equity securities	71,332	67,997	280,985	268,171
Interest-bearing deposits in financial institutions	79,454	35,304	276,488	140,367
Total interest income	12,007,234	10,271,373	45,394,756	40,503,733
Interest expense:
Interest-bearing deposits	393,486	214,335	1,489,470	748,082
Savings and money market accounts	718,660	693,235	2,859,064	2,732,985
Time deposits	518,398	466,514	2,084,771	2,031,267
Federal funds purchased	694	9,083	21,612	23,687
Securities sold under agreements to repurchase	—	1,894	1,311	14,625
Federal Home Loan Bank advances	195,723	48,865	475,308	179,866
Total interest expense	1,826,961	1,433,926	6,931,536	5,730,512
Net interest income	10,180,273	8,837,447	38,463,220	34,773,221
Provision for loan and lease losses	69,884	350,000	2,828,633	1,650,675
Net interest income after provision for loan and lease losses	10,110,389	8,487,447	35,634,587	33,122,546
Noninterest income:
Service charges on deposit accounts	302,831	242,282	1,108,153	909,698
Loan commitment fees	217,042	191,032	1,118,565	822,162
Net gain (loss) on sale of securities	—	(40,561)	120,873	55,023
Mortgage banking income	2,033,459	1,262,590	7,375,064	5,961,766
Other noninterest income	400,689	262,814	1,361,794	1,134,861
Total noninterest income	2,954,021	1,918,157	11,084,449	8,883,510
Noninterest expense:
Salaries and employee benefits	5,185,016	4,650,035	20,460,510	19,278,328
Data processing and software	542,300	539,752	2,372,854	2,316,707
Professional fees	405,947	355,255	1,553,680	1,469,031
Occupancy	365,741	365,994	1,498,405	1,538,157
Equipment	442,547	397,072	1,743,340	1,598,156
Regulatory fees	348,427	225,994	1,090,735	914,959
Other operating	1,351,527	788,918	4,409,324	3,861,435
Total noninterest expense	8,641,505	7,323,020	33,128,848	30,976,773
Income before income taxes	4,422,905	3,082,584	13,590,188	11,029,283
Income tax expense	1,495,445	989,615	4,493,410	3,469,847
Net income	$2,927,460	$2,092,969	$9,096,778	$7,559,436
Per share information:
Basic net income per common share	$0.26	$0.24	$0.98	$0.89
Diluted net income per common share	$0.23	$0.20	$0.81	$0.73
Weighted average shares outstanding:
Basic	11,194,534	8,574,964	9,328,236	8,538,970
Diluted	12,787,677	10,434,171	11,212,026	10,381,895

This information is preliminary and based on company data available at the time of the presentation.

CAPSTAR FINANCIAL HOLDINGS, INC. AND SUBSIDIARY

Selected Quarterly Financial Data (unaudited)

Fourth Quarter 2016 Earnings Release

	Five Quarter Comparison
	12/31/16	9/30/16	6/30/16	3/31/16	12/31/15
Income Statement Data:
Net interest income	$10,180,273	$10,125,515	$9,201,155	$8,956,275	$8,837,447
Provision for loan and lease losses	69,884	1,638,669	182,863	937,216	350,000
Net interest income after provision for loan and lease losses	10,110,389	8,486,845	9,018,292	8,019,059	8,487,447
Service charges on deposit accounts	302,831	276,751	303,144	225,427	242,282
Loan commitment fees	217,042	328,785	142,618	430,122	191,032
Net gain (loss) on sale of securities	—	(3,964)	85,876	38,961	(40,561)
Mortgage banking income	2,033,459	2,339,310	1,654,843	1,347,452	1,262,590
Other noninterest income	400,689	250,582	381,711	328,809	262,814
Total noninterest income	2,954,021	3,191,463	2,568,192	2,370,772	1,918,157
Salaries and employee benefits	5,185,016	5,119,356	4,938,383	5,217,755	4,650,035
Data processing and software	542,300	627,335	634,742	568,477	539,752
Professional fees	405,947	390,862	426,132	330,738	355,255
Occupancy	365,741	351,691	371,092	409,881	365,994
Equipment	442,547	458,053	436,168	406,571	397,072
Regulatory fees	348,427	250,424	264,625	227,260	225,994
Other operating	1,351,527	1,329,084	879,652	849,059	788,918
Total noninterest expense	8,641,505	8,526,805	7,950,794	8,009,741	7,323,020
Net income before income tax expense	4,422,905	3,151,504	3,635,690	2,380,090	3,082,584
Income tax expense	1,495,445	1,042,282	1,159,438	796,245	989,615
Net income	$2,927,460	$2,109,222	$2,476,252	$1,583,845	$2,092,969
Weighted average shares - basic	11,194,534	8,792,665	8,682,438	8,628,683	8,574,964
Weighted average shares - diluted	12,787,677	10,799,536	10,675,916	10,572,193	10,434,171
Net income per share, basic	$0.26	$0.24	$0.29	$0.18	$0.24
Net income per share, diluted	0.23	0.20	0.23	0.15	0.20
Balance Sheet Data (at period end):
Cash and cash equivalents	$80,110,806	$73,450,735	$97,546,046	$76,706,579	$100,184,841
Securities available for sale	182,354,987	167,213,109	171,336,596	189,807,985	173,382,957
Securities held to maturity	46,863,640	46,227,968	43,331,042	42,953,364	43,093,951
Loans held for sale	42,110,581	61,251,662	57,014,256	29,530,174	35,729,353
Total loans and leases	935,250,703	924,030,515	887,437,485	837,690,395	808,396,064
Allowance for loan and lease losses	(11,633,531)	(11,510,464)	(10,453,603)	(10,298,559)	(10,131,729)
Total assets	1,333,675,063	1,318,057,325	1,310,417,841	1,223,179,646	1,206,800,280
Non-interest-bearing deposits	197,787,618	191,469,462	193,541,662	220,686,364	190,580,468
Interest-bearing deposits	930,934,634	944,590,330	949,759,113	865,650,400	847,879,843
Federal Home Loan Bank advances	55,000,000	30,000,000	40,000,000	15,000,000	45,000,000
Total liabilities	1,194,467,666	1,179,630,825	1,196,099,660	1,112,320,842	1,098,214,173
Shareholders' equity	$139,207,396	$138,426,500	$114,318,181	$110,858,804	$108,586,107
Total common shares outstanding	11,204,515	11,191,021	8,683,902	8,677,902	8,577,051
Total preferred shares outstanding	878,049	878,049	1,609,756	1,609,756	1,609,756
Book value per common share	$11.62	$11.57	$11.26	$10.87	$10.74
Market value per common share (1)	21.96	16.92	-	-	-
Capital ratios:
Total risk based capital	12.60%	12.45%	10.67%	11.26%	11.42%
Tier 1 risk based capital	11.61%	11.46%	9.73%	10.26%	10.41%
Common equity tier 1 capital	10.90%	10.75%	8.34%	8.75%	8.89%
Leverage	10.46%	10.47%	8.90%	9.16%	9.33%

(1) CapStar Financial Holdings, Inc. completed its initial public offering during the third quarter of 2016.  As such, market values per share of common stock are not provided for previous periods.

This information is preliminary and based on company data available at the time of the presentation.

CAPSTAR FINANCIAL HOLDINGS, INC. AND SUBSIDIARY

Selected Quarterly Financial Data (unaudited)

Fourth Quarter 2016 Earnings Release

	Five Quarter Comparison
	12/31/16	9/30/16	6/30/16	3/31/16	12/31/15
Average Balance Sheet Data:
Average cash and cash equivalents	$66,757,676	$55,054,076	$56,458,924	$67,706,162	$63,187,062
Average investment securities	226,032,691	218,462,999	232,587,954	220,281,801	216,982,746
Average loans held for sale	52,483,255	63,640,373	43,055,160	29,798,738	27,338,722
Average loans and leases	938,887,232	918,301,556	873,984,373	822,111,590	790,899,319
Average assets	1,324,620,495	1,296,870,515	1,247,076,866	1,181,427,683	1,140,126,959
Average interest bearing deposits	942,922,989	944,794,017	909,027,610	837,952,639	781,893,266
Average total deposits	1,138,778,930	1,132,037,604	1,093,452,418	1,027,457,215	973,109,277
Average Federal Home Loan Bank advances	33,478,261	29,565,217	27,417,582	28,021,978	39,891,304
Average liabilities	1,185,091,445	1,179,480,497	1,134,506,177	1,070,607,967	1,030,995,222
Average shareholders' equity	139,529,051	117,390,018	112,570,689	110,819,715	109,131,737
Performance Ratios:
Annualized return on average assets	0.88%	0.65%	0.80%	0.54%	0.73%
Annualized return on average equity	8.35%	7.15%	8.85%	5.75%	7.61%
Net interest margin	3.17%	3.23%	3.09%	3.18%	3.22%
Annualized Non-interest income to average assets	0.89%	0.98%	0.83%	0.81%	0.67%
Efficiency ratio	65.8%	64.0%	67.6%	70.7%	68.1%
Loans by Type:
Commercial and industrial	$379,619,518	$389,717,893	$389,087,927	$381,548,046	$353,442,069
Commercial real estate - owner occupied	106,734,888	108,920,619	104,345,021	104,243,080	108,132,048
Commercial real estate - non-owner occupied	195,586,977	163,625,512	171,426,074	161,466,867	143,064,438
Construction and development	94,491,256	91,366,437	63,744,151	52,479,785	52,521,802
Consumer real estate	97,014,959	96,918,661	91,090,508	90,393,165	93,785,260
Consumer	5,974,465	7,045,978	7,486,178	8,291,223	8,668,242
Other	56,795,954	67,805,899	61,669,965	40,698,880	50,196,845
Asset Quality Data:
Allowance for loan and lease losses to total loans	1.24%	1.25%	1.18%	1.23%	1.25%
Allowance for loan and lease losses to non-performing loans	321%	279%	179%	184%	377%
Nonaccrual loans	$3,619,422	$4,122,942	$5,829,423	$5,586,503	$2,689,000
Troubled debt restructurings	1,271,897	1,288,324	-	-	125,000
Loans - 90 days past due & still accruing	-	-	-	-	-
Total non-performing loans	3,619,422	4,122,942	5,829,423	5,586,503	2,689,000
OREO and repossessed assets	-	-	-	-	216,254
Total non-performing assets	3,619,422	4,122,942	5,829,423	5,586,503	2,905,000
Non-performing loans to total loans	0.39%	0.45%	0.66%	0.67%	0.33%
Non-performing assets to total assets	0.27%	0.31%	0.44%	0.46%	0.24%
Non-performing assets to total loans and OREO	0.39%	0.45%	0.66%	0.67%	0.36%
Annualized net charge-offs to average loans	-0.02%	0.25%	0.01%	0.38%	-0.04%
Net charge-offs (recoveries)	$(53,183)	$581,809	$27,819	$770,386	$(81,689)
Other Information:
Full-time equivalent employees	170	168	166	163	162

This information is preliminary and based on company data available at the time of the presentation.

CAPSTAR FINANCIAL HOLDINGS, INC. AND SUBSIDIARY

Analysis of Interest Income and Expense, Rates and Yields (unaudited)

Fourth Quarter 2016 Earnings Release

	For the Three Months Ended December 31,
	2016			2015
	Average Outstanding Balance	Interest Income/ Expense	Average Yield/ Rate	Average Outstanding Balance	Interest Income/ Expense	Average Yield/ Rate
Interest-Earning Assets
Loans (1)	$938,887	$10,198	4.32%	$790,899	$8,756	4.39%
Loans held for sale	52,483	483	3.66%	27,339	254	3.69%
Securities:
Taxable investment securities	172,771	923	2.14%	175,527	943	2.15%
Investment securities exempt from federal income tax (2)	53,262	317	2.38%	41,456	278	2.68%
Total securities	226,033	1,240	2.19%	216,983	1,221	2.25%
Cash balances in other banks	56,263	79	0.56%	51,636	35	0.27%
Funds sold	2,449	7	1.15%	3,039	5	0.70%
Total interest-earning assets	1,276,115	12,007	3.74%	1,089,896	10,271	3.74%
Noninterest-earning assets	48,505			50,231
Total assets	$1,324,620			$1,140,127
Interest-Bearing Liabilities
Interest-bearing transaction accounts	$286,572	393	0.55%	$158,122	214	0.54%
Savings and money market deposits	455,201	719	0.63%	448,667	693	0.61%
Time deposits	201,151	518	1.03%	175,103	467	1.06%
Borrowings and repurchase agreements	33,696	197	2.32%	45,986	60	0.52%
Total interest-bearing liabilities	976,620	1,827	0.74%	827,878	1,434	0.69%
Noninterest-bearing deposits	195,856			191,216
Total funding sources	1,172,475			1,019,094
Noninterest-bearing liabilities	12,617			11,900
Shareholders’ equity	139,529			109,132
Total liabilities and shareholders’ equity	$1,324,621			$1,140,126
Net interest spread (3)			3.00%			3.05%
Net interest income/margin (4)		$10,180	3.17%		$8,837	3.22%

(1)	Average loan balances include nonaccrual loans. Interest income on loans includes amortization of deferred loan fees, net of deferred loan costs.
(2)	Balances for investment securities exempt from federal income tax are not calculated on a tax equivalent basis.
(3)	Net interest spread is the average yield on total interest-earning assets minus the average rate on total interest-bearing liabilities.
(4)	Net interest margin is net interest income divided by total interest-earning assets.

This information is preliminary and based on company data available at the time of the presentation.

CAPSTAR FINANCIAL HOLDINGS, INC. AND SUBSIDIARY

Analysis of Interest Income and Expense, Rates and Yields (unaudited)

Fourth Quarter 2016 Earnings Release

	For the Year Ended December 31,
	2016			2015
	Average Outstanding Balance	Interest Income/ Expense	Average Yield/ Rate	Average Outstanding Balance	Interest Income/ Expense	Average Yield/ Rate
Interest-Earning Assets
Loans (1)	$888,541	$38,450	4.33%	$744,151	$33,722	4.53%
Loans held for sale	47,303	1,763	3.73%	29,324	1,123	3.83%
Securities:
Taxable investment securities	176,977	3,729	2.11%	220,167	4,421	2.01%
Investment securities exempt from federal income tax (2)	47,353	1,158	2.45%	40,160	1,080	2.69%
Total securities	224,330	4,887	2.18%	260,327	5,501	2.11%
Cash balances in other banks	51,147	276	0.54%	54,143	140	0.26%
Funds sold	2,153	19	0.89%	3,094	18	0.60%
Total interest-earning assets	1,213,475	45,395	3.74%	1,091,039	40,504	3.71%
Noninterest-earning assets	49,288			49,721
Total assets	$1,262,763			$1,140,760
Interest-Bearing Liabilities
Interest-bearing transaction accounts	$269,113	1,489	0.55%	$143,939	748	0.52%
Savings and money market deposits	445,873	2,859	0.64%	465,622	2,733	0.59%
Time deposits	193,881	2,085	1.08%	197,535	2,031	1.03%
Borrowings and repurchase agreements	32,371	499	1.54%	39,581	219	0.55%
Total interest-bearing liabilities	941,238	6,932	0.74%	846,677	5,731	0.68%
Noninterest-bearing deposits	189,270			176,577
Total funding sources	1,130,507			1,023,255
Noninterest-bearing liabilities	12,133			10,778
Shareholders’ equity	120,123			106,727
Total liabilities and shareholders’ equity	$1,262,763			$1,140,760
Net interest spread (3)			3.00%			3.04%
Net interest income/margin (4)		$38,463	3.17%		$34,773	3.19%

(1)	Average loan balances include nonaccrual loans. Interest income on loans includes amortization of deferred loan fees, net of deferred loan costs.
(2)	Balances for investment securities exempt from federal income tax are not calculated on a tax equivalent basis.
(3)	Net interest spread is the average yield on total interest-earning assets minus the average rate on total interest-bearing liabilities.
(4)	Net interest margin is net interest income divided by total interest-earning assets.

This information is preliminary and based on company data available at the time of the presentation.